EXHIBIT (10)(c)
                              STOCK OPTION CONTRACT
                                       FOR
                                 KEY ASSOCIATES
                                     IN THE
                   GUILFORD MILLS, INC. 1991 STOCK OPTION PLAN


         Pursuant to the Guilford Mills, Inc. 1991 Stock Option Plan (the "Plan"), the Option Committee has approved granting __________, who as of the date of grant is a salaried employee (the "Key Associate") of Guilford Mills, Inc. (the "Company") or a subsidiary corporation of the Company, an option to purchase shares of Common Stock, par value $.02 per share ("Common Stock"), of the Company on the terms and subject to the conditions set forth in the Plan and in this Contract. Terms not defined in this Contract shall have the meanings ascribed to them in the Plan.

         Therefore, the Company and Key Associate hereby agree this 27th day of May, 1997 (the "Date of Grant") as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Key Associate, as a matter of separate inducement and not in lieu of any salary or other compensation for services, the right and option to purchase (the "Option"), in the aggregate, ______ shares of Common Stock, at an exercise price of Nineteen Dollars and 75/100 ($19.75) per share, such exercise price being, in the judgment of the Option Committee, not less than one hundred percent (100%) of the fair market value of such shares as of the Date of Grant. The term of the Option shall be ten (10) years from the Date of Grant, subject to earlier termination as provided in the Plan and in this Contract. Subject to all other terms and conditions in the Plan and this Contract, the Option shall be irrevocable. The Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but the Company makes no warranty as to the qualification of any Option as an incentive stock option.

         2. EXERCISE OF OPTION.

                  (a) Subject to all other terms of the Plan and this Contract, the Key Associate may exercise the Option in whole at any time, or in part from time to time, during a period of eight (8) years commencing two (2) years from the Date of Grant and terminating at the close of business on May 27, 2007; PROVIDED, HOWEVER, that the Option shall be exercisable with respect to thirty-three and one-third percent (33 1/3%) of the aggregate number of shares initially subject to the Option during each of the third, fourth and fifth years of the Option. The term "year of the Option" shall mean a one (1) year period commencing with the Date of Grant or the anniversary of the Date of Grant, as the case may be.

                  (b) The right to purchase Shares under the Option shall be cumulative, so that if the full number of Shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after May 27, 2007. Notwithstanding the foregoing, in no event (i) may the Option be exercised in whole or in part after the tenth anniversary of the Date of Grant, or (ii) may a fraction of a Share be purchased under the Option.

                  (c) Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of stock, for which the Option and any other incentive stock options under any stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company are exercisable for the first time by the Key Associate during any calendar year, exceeds one hundred thousand dollars ($100,000), such options shall be treated as options that do not meet the requirements for incentive stock options within the meaning of Section 422 of the Code. For purposes of this limitation,
(i) the fair market value of stock is determined as of the time the option is granted, (ii) the limitation will be applied by taking into account options in the order in which they were granted, and (iii) incentive stock options granted before 1987 shall not be taken into account.

         3. PAYMENT OF OPTION PRICE.

                  (a) The Key Associate shall exercise the Option by giving written notice, in substantially the form attached hereto, to the Corporate Secretary of the Company, at the Company's principal business office, 4925 West Market Street, Greensboro, North Carolina 27407, specifying the number of Shares to be purchased. Payment of the purchase price for the Shares purchased may be made by delivery of (i) a check payable to the order of the Company, (ii) previously acquired shares of Company Common Stock (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the exercise price applicable to that portion of the Option being exercised (such fair market value to be determined in accordance with the Plan), or (iii) a combination of the foregoing.

                  (b) The Option will be considered exercised on the date that the Company receives full payment of the aggregate purchase price for the Shares at the Company's principal business office, 4925 West Market Street, Greensboro, North Carolina 27407, Attn: Corporate Secretary.

         4. TERMINATION OF EMPLOYMENT.

                  (a) Upon termination of employment of the Key Associate with the Company and all subsidiary corporations and parent corporations of the Company, the unexercised portion of the Option shall terminate and become null and void; provided, however, that:

                  (i) if the Key Associate shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (ii) below and at a time when the Key Associate was entitled to exercise the Option as provided herein or in the Plan, the legal representative of such employee, or such person who acquired the Option by bequest or inheritance or by reason of the death of the Key Associate, may, not later than one (1) year from the date of death, exercise the unexercised portion of the Option in respect of any or all of such number of shares which the Key Associate would have been entitled to under the Option at the date of death; and

                  (ii) if the employment of the Key Associate shall terminate by reason of the Key Associate's retirement (at such age or upon such conditions as shall be specified by the Option Committee in its sole discretion), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for Cause (as defined in the Plan), and while such employee is entitled to exercise the Option, as provided herein or in the Plan, then the Key Associate or the Key Associate's legal representative shall have the right to exercise the unexercised portion of the Option in respect of any or all of such number of Shares which the Key Associate would have been entitled to under the Option, at any time up to and including (x) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for Cause and (y) one (1) year after the date of termination of employment in the case of termination by reason of disability.

                  (b) If the Key Associate voluntarily terminates his or her employment, or is discharged for Cause, then the Option shall forthwith terminate with respect to any unexercised portion thereof.

         5. REGISTRATION AND LISTING OF SHARES.

                  (a) Unless there is in effect at the time of exercise a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Shares to be received upon the exercise of the Option (and, if required, there is available for delivery a prospectus meeting the requirements of Section (10)(a)(3) of the Securities Act), the Key Associate shall, upon the exercise of the Option (i) represent and warrant to the Company that the Shares to be issued upon the exercise of the Option are being acquired by the Key Associate for his own account, for investment only and not with a view to the resale or distribution thereof and (ii) acknowledge and confirm that such Shares may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, but in claiming such an exemption the Key Associate shall obtain a favorable opinion of counsel, in form satisfactory to the Company, as to the application of such exemption.

                  (b) The Key Associate acknowledges that the Company may endorse a legend upon the certificate evidencing the Shares as the Company, in its sole discretion, determines to be necessary or appropriate to implement the terms of the Plan and this Contract.

                  (c) Notwithstanding anything herein to the contrary, if at any time the Option Committee shall determine in its sole discretion that the listing or qualification of the Shares subject to the Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issuing of Shares thereunder, the Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Option Committee.

         6. ADJUSTMENT OF SHARES; CHANGE IN CONTROL.

                  (a) In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, reorganization, recapitalization, merger, consolidation, stock split, split-up, split-off, spin-off, combination or exchange of shares or other like change in capital structure of the Company, the aggregate number of Shares subject to the Option and the exercise price per Share shall be appropriately adjusted by the Option Committee, whose determination shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render the Option other than an "incentive stock option" for purposes of Section 422 of the Code.

                  (b) Subject to the terms and conditions of the Plan, in the event of a Change in Control of the Company, any unexercised portion of the Option shall immediately become exercisable.

         7. WITHHOLDING TAXES. As provided in the Plan, the Company may withhold from sums due or to become due to the Key Associate from the Company an amount necessary to satisfy its obligation to withhold taxes incurred by reason of the disposition of the underlying shares of Common Stock in a disqualifying disposition (within the meaning of Section 421(b) of the Code), or require the Key Associate to reimburse the Company in such amount. The Company may hold the stock certificate to which the Key Associate is entitled upon the exercise of the Option as security for the payment of withholding tax liability, until cash sufficient to pay such liability has been accumulated.

         8. NON-TRANSFERABILITY OF OPTION. The Option is not transferable other than by will or the laws of descent and distribution and, except as expressly provided in the Plan, the Option shall be exercisable during the lifetime of the Key Associate only by the Key Associate.

         9. COVENANT NOT TO COMPETE; CONFIDENTIALITY.

                  (a) The Key Associate acknowledges that by virtue of his position with Guilford, as defined herein, he has had and will continue to have access at the highest level to, and intimate knowledge of, valuable confidential and proprietary information relating to Guilford's businesses including, without limitation, Guilford's trade secrets. Accordingly, in consideration of the Option award evidenced by this Contract, which award the Key Associate acknowledges is being made in the Company's discretion, the Key Associate hereby undertakes and covenants that at all times during the continuation of his employment with Guilford and during the Restrictive Period, as defined herein, he shall:

                  (i) refrain, alone, or as a partner, member, employee or agent of any partnership, or as an officer, employee, agent, director, stockholder or investor (except as to not more than 5% of the outstanding stock of any corporation, the securities of which are traded on a securities exchange or in the over-the-counter market) of any corporation, or in any other individual or representative capacity, from directly or indirectly owning, managing, operating or controlling, or participating in the ownership, management, operation or control of, or working for or providing consulting services to, or permitting the use of his name by, any business or activity in competition with Guilford's Business, as defined herein, within the Territory, as defined herein (the foregoing clause shall prohibit, among other activities, soliciting or accepting the business of, for himself or others (other than for Guilford), any person or entity which is a customer of Guilford's Business within the Territory); and

                  (ii) refrain, without first obtaining the written consent of Guilford, from directly or indirectly soliciting, enticing, persuading, inducing or hiring any employee, consultant, agent, independent contractor or other person (other than secretarial and clerical personnel) who is employed by Guilford on the date the Key Associate's employment with Guilford terminates or who has been employed by Guilford during the 12 month period preceding such date to become employed by any person, firm, entity or corporation or approach any such person for any of the foregoing reasons.

                  The term "Business" shall mean (i) the business (which the Key Associate acknowledges Guilford is engaged in as of the date hereof) of developing, knitting, weaving, dyeing and finishing, designing, printing, selling or marketing yarns, fabrics or lace for any of the following applications: automotive (including, without limitation, headliner and bodycloth fabric for cars, vans, sport utility vehicles, trucks and other passenger vehicles), apparel (including, without limitation, linings, swimwear, intimate apparel, activewear, outerwear, sleepwear, robewear, ready-to-wear and shapewear), upholstery, home furnishings or industrial (including, without limitation, "hook and loop" fastening systems, medical and health care products, component parts of shoes and carpet backings) and (ii) any other business in which Guilford becomes engaged during the Key Associate's employment with Guilford.

                  The term "Territory" shall mean the United States of America, its territories and possessions, Europe, the United Kingdom, the Republic of Mexico, Brazil, Argentina, Japan and Canada; PROVIDED, HOWEVER, that if the area described in the preceding clause shall be determined by judicial action to define too broad a territory to be enforceable, then the term "Territory" shall mean the United States of America, its territories and possessions, the Republic of Mexico and Canada; and, PROVIDED FURTHER, that if the area described in the immediately preceding clause shall be determined by judicial action to define too broad a territory to be enforceable, then the term "Territory" shall mean the United States of America, its territories and possessions; and, PROVIDED FURTHER, that if the area described in the immediately preceding clause shall be determined by judicial action to define too broad a territory, then the term "Territory" shall mean those states in the United States of America in which Guilford maintains operations at which it conducts the Business. The Key Associate hereby acknowledges that Guilford's Business is national and international in scope and that Guilford has customers throughout the United States of America, its territories and possessions, the Republic of Mexico, Canada, the United Kingdom, Europe and throughout other parts of the world. Accordingly, the Key Associate acknowledges and agrees that the scope of the covenants in this Section 9 are reasonable and necessary in order to protect the interests of Guilford's Business sought to be protected hereby.

                  The term "Cause" shall mean, as determined by the Board of Directors or the Compensation Committee, as the case may be, in its sole discretion, (i) the willful commission by the Key Associate of an act that causes or may cause substantial damage to Guilford (ii) the commission by the Key Associate of an act of fraud in the performance of his duties on behalf of Guilford, (iii) conviction of the Key Associate for commission of a felony in connection with the performance of his duties on behalf of Guilford, or (iv) the continuing failure of the Key Associate to perform his duties to Guilford after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the Key Associate by the Board of Directors or the Compensation Committee, as the case may be.

                  The term "Without Cause" shall mean termination of the Key Associate's employment by Guilford for reasons other than Cause.

                  The term "Guilford" shall mean the Company or any of its Subsidiaries, affiliated companies, successors or assigns.

                  The term "Restrictive Period" shall mean a period of two years following the Key Associate's voluntary termination of his employment with Guilford or the termination of his employment by Guilford for Cause.

                  (b) Recognizing that the knowledge of Guilford's customers, suppliers, agents, business methods, systems, plans, policies, trade secrets, knowledge, know-how, information, materials or documents are valuable and unique assets, the Key Associate agrees that he shall not divulge, furnish or make accessible to any person, firm, corporation or other entity (other than as is necessary and appropriate in the regular course of Guilford's Business) for any reason or purpose whatsoever, directly or indirectly, or use for the benefit of himself or others (other than for Guilford's benefit), any such knowledge or information. The provisions of this Section 9(b) shall not apply to information which is or shall become generally known to the public (except by reason of the Key Associate's breach of his obligations hereunder) and information which the Key Associate is required to disclose by law or by an order of a court of competent jurisdiction. If the Key Associate is required by law or a court order to disclose such information, he shall notify Guilford of such requirement and provide Guilford an opportunity (if it so elects) to contest such law or court order.

                  (c) The Key Associate acknowledges that all developments, including, without limitation, inventions, patentable or otherwise, discoveries, improvements, patents, trade secrets, designs, reports, computer software, flow charts and diagrams, procedures, data, documentation, ideas and writings and applications thereof relating to Guilford's Business or planned business of Guilford that, alone or jointly with others, the Key Associate may conceive, create, make, develop, reduce to practice or acquire during his employment with Guilford (collectively, the "Developments") are works made for hire and shall remain the sole and exclusive property of Guilford and the Key Associate hereby assigns to Guilford all of his right, title and interest in and to all such Developments. The Key Associate agrees that he will, at any time upon request and at the expense of Guilford, promptly execute all instruments and papers and perform all acts whatsoever, which are necessary or desired by Guilford to vest and confirm in Guilford, and its successors, assigns and nominees, fully and completely, all rights created by this section and which may be necessary or desirable to enable Guilford, and its successors, assigns and nominees, to secure and enjoy the full benefits and advantages thereof.

                  (d) In the event of any breach or threatened breach of the provisions of this Section 9 by the Key Associate, Guilford, in addition to any other rights and remedies it may have, shall be entitled to an injunction (and/or other equitable relief) restraining such breach or threatened breach, it being stipulated and agreed that a breach by the Key Associate would cause irreparable damage to Guilford and that its remedies at law would be inadequate. The existence of any claim or cause of action on the part of the Key Associate against Guilford shall not constitute a defense to the enforcement of these provisions. The Key Associate agrees that the terms of the foregoing covenants, including, without limitation, the Restrictive Period and the Territory, are reasonable in all respects and necessary for the protection of Guilford, and represents and warrants to Guilford that he will be able to support himself and his dependents notwithstanding the covenants. If any court of competent jurisdiction shall finally adjudicate that any of the covenants provided for herein are too broad as to area, activity or time covered, such area, activity or time covered may be reduced to whatever extent the court deems reasonable and the covenants herein and the remedy of injunctive and/or other equitable relief may be enforced as to such reduced area, activity or time.

10. NOTICES. Any notice to be given under this Contract by the Key Associate shall be sent by mail addressed to the Company at its principal business office, 4925 West Market Street, Greensboro, North Carolina 27407, Attn: Corporate Secretary, and any notice by the Company to the Key Associate shall be sent by mail addressed to the Key Associate at the Key Associate's address on record with the Company. Either party may, by notice given to the other in accordance with the provisions of this Section, change the address to which subsequent notices shall be sent.

         11. GOVERNING LAW. This Contract shall be governed by, and construed in accordance with, the laws of the State of Delaware. Any controversy or dispute arising out of or relating to this Agreement shall be settled exclusively in the courts (federal and state) situated in the State of North Carolina, Guilford County. The Key Associate consents to personal jurisdiction in the State of North Carolina and in the courts thereof for the enforcement of this Agreement and waives any rights he may have under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of North Carolina for purposes of litigation to enforce this Agreement.

         12. MISCELLANEOUS.

                  (a) At least six months must elapse from the Date of Grant to the date of disposition of the Option (other than upon exercise) or the Shares underlying the Option if the Key Associate is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

                  (b) Nothing in the Plan or in this Contract shall confer upon the Key Associate any right to continue in the employ of the Company, or any parent or subsidiary thereof, or interfere in any way with the right of the Company, or any parent or subsidiary thereof, to terminate such employment at any time for any reason whatsoever without liability to the Company, or any parent or subsidiary thereof.

                  (c) If the Key Associate sells or otherwise disposes of the Common Stock underlying the Option within the later of (i) one (1) year from the date the Option is exercised or (ii) two (2) years from the Date of Grant, the Key Associate shall notify the Company of such transfer within ten (10) days of such transfer.

                  (d) The Company and the Key Associate agree that they will both be subject to and bound by all the terms and conditions of the Plan, which is incorporated herein and made a part hereof. In the event of a conflict or inconsistency between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

                  (e) The Key Associate represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the Option and the disposition of the Shares acquired upon exercise of the Option, including without limitation, federal and state securities laws.

                  (f) This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executrix, administrator or legal representative entitled by law to the Key Associate's rights hereunder.

                  (g) The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

                  (h) The Key Associate agrees that the Company may amend the Plan and any options granted to the Key Associate under the Plan, subject to the limitations contained in the Plan.

         Guilford Mills, Inc. has caused this Contract to be executed in its corporate name and the Key Associate has executed the same in evidence of the Key Associate's acceptance hereof upon the terms and conditions herein set forth as of the Date of Grant.


                                                     GUILFORD MILLS, INC.

__________________________                           By:________________________
Signature of Key Associate
                                                     Name:______________________
__________________________
Print Name of Associate                              Title:_____________________